Exhibit 10.124

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Agreement”) is made and entered into as of December 20, 2012 by CORONUS ENERGY CORP., a Delaware corporation (“Coronus Energy”) and each of the fifteen Delaware limited liability companies listed on Exhibit A ( collectively, “Borrower”), for the benefit of CLEAN FOCUS FINANCING COMPANY, LP, a Delaware limited partnership, its successors and assigns (“Lender”).

RECITALS:

A. Lender has agreed to make a loan in the stated principal amount of up to Four  Million and 00/100 Dollars ($4,000,000.00) (the “Loan”) to Borrower (each of the fifteen (15) project companies listed on Exhibit A individually referred to herein as a “Project Company” and collectively as the “Project Companies”).  The Loan is evidenced by that certain Promissory Note of even date herewith in the stated principal amount of up to Four Million and 00/100 Dollars ($4,000,000.00) (as amended from time to time, the "Note") for the purpose of financing certain development costs incurred by the solar photovoltaic electric generation installations (individually, a “Project” and collectively, the “Projects”) being developed by Borrower at location in San Bernardino County, California, USA.

B. Coronus Energy is the owner of one hundred percent (100%) of the authorized membership interest in each of the Project Companies.

C. Each Project Company has, is, or will be, entering into certain agreements for the land rights, construction, installation, operation and maintenance of its Project and the sale of the electric output of the Project to Southern California Edison pursuant to its individual Southern California Edison CREST Power Purchase Agreement (a “CREST PPA”).

D. The Loan is evidenced by the Note of even date herewith made by Borrower to the order of Lender, and is secured by, among other documents and instruments of which this Security Agreement, a Collateral Assignment and Pledge Agreement by Borrower together with those certain Mortgages, Assignment of Rents, Security Agreement and Financing Statement  following the first advance of the Loan and assignment of its interests in the purchase agreements and parcels by Coronus Energy, (hereinafter, together with all modifications, amendments, restatements and replacements thereof, the “Mortgages”) encumbering the interests of Coronus Energy in real property located in San Bernardino County, California, and described on Exhibit B and Exhibit C attached to the Collateral Assignment and Pledge Agreement of Borrower (the real property and other collateral being collectively referred to as "Property"), a Collateral Assignment and Pledge Agreement and a Guaranty of Coronus Solar, a Canadian corporation and the sole shareholder of Assignor (“Coronus Solar”).  The Note, this Security Agreement, the Collateral Assignment and Pledge Agreement of Coronus Solar, the Guaranty of Coronus Solar, the Mortgages, the Collateral Assignment and Pledge Agreement of Borrower, and all other documents evidencing or securing the Loan and as listed in the definition of “Loan Documents below are hereinafter referred to as the “Loan Documents”.

E. The capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Document defining such term.

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F. Borrower wishes to grant to Lender a security interest in all of Borrower’s assets and its project agreements as security for the Loan.

AGREEMENT

NOW, THEREFORE, in order for Lender to make the Loan, Borrower agrees as follows:

ARTICLE I.DEFINITIONS

The terms “Account,” “Chattel Paper,” “Deposit Account,” “Document,” “Electronic Chattel Paper,” “Equipment,” “Financial Assets,” “General Intangible,” “Goods,” “Health-Care-Insurance Receivables,” “Instrument,” “Inventory,” “Investment Property,” “Letter of Credit Rights,” “Payment Intangible” and “Supporting Obligation,” shall have the meanings defined in the Uniform Commercial Code as enacted in California, as amended from time to time.  Unless otherwise defined herein, terms defined in the Note shall have the same meanings when used herein.

When used in this Agreement, the following terms shall have the following meanings:

“Account Debtor” means the party who is obligated on or under any Account, Chattel Paper or General Intangible.

“Assigned Agreements” means all agreements, contracts and documents, including without limitation (a) the agreements, contracts and documents listed on Exhibit D attached hereto (together with all exhibits and schedules thereto), as each such agreement, contract and document may be amended, supplemented or modified and in effect from time to time; (b) all other agreements, including vendor warranties and guaranties, running to Borrower or assigned to Borrower, relating to the leasing, use, maintenance, improvement, operation or acquisition of the Projects or any part thereof, or transport of material, equipment and other parts of the Projects or any part thereof; (c) any lease or sublease agreements or easement agreements relating to the Projects or any part thereof or any ancillary facilities, to which Borrower may be or become a party; and (d) each additional contact, agreement and document to which either borrower is or may become a party, and any other agreements to which Borrower may be or become a party relating to the leasing, use, maintenance, improvement or operation of the Projects or any part thereof.

“Assignee Deposit Account” has the meaning set forth in Section 5.7 hereof.

“Collateral” has the meaning set forth in Section 2 hereof.

“Event of Default” means an occurrence of an Event of Default as defined in the Note.

“Governmental Approvals” means (a) any authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, exemption, filing, variance, claim, order, judgment, decree, sanction or publication of, by or with; (b) any notice to; (c) any declaration of or with; or (d) any registration by or with, or any other action or deemed action by or on behalf of, any Government Authority or (e) to the extent any such Governmental Approval materially references such application, any application therefor for in each case relating to:  (i) the due

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execution and delivery of, and the performance by each intended party (other than the Lender) of its obligations and the exercise of its rights under, the Loan Documents, the Assigned Agreements, the Permits and other Project agreements, easements, rights-of-way and documents to which Borrower is (or is intended to be) a party; or (ii) the development of the Project as contemplated by the Assigned Agreements, the Permits and the other Project agreements, easements, rights-of-way and documents to which either Borrower is (or is intended to be) a party.

“Government Authority” means any national, state or local government, any political subdivision thereof or any other governmental, quasi-governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau or entity.

“Intellectual Property” means (a) any copyright or mask work, now existing or hereafter adopted or acquired, any registration or recording thereof, and any application in connection therewith, whether in the United States Copyright Office or in any similar office or agency of the United States or of any state thereof or any other country or any political subdivision thereof, or otherwise; (b) any patents, now existing or hereafter adopted or acquired, any registration or recording thereof, and any application in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or of any state thereof or any other country or any political subdivision thereof, or otherwise; (c) any trademark, trade name, corporate name, company name, business name, fictitious business name, trade style, service mark, logo or other source or business identifier, and the goodwill associated therewith, now existing or hereafter adopted or acquired, any registration or recording thereof, and any application in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or of any state thereof or any other country or any political subdivision thereof, or otherwise; including all amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from such intellectual property; (b) trade secrets and intellectual property rights in computer software and computer software products now or later existing, created, acquired or held; (c) design rights which may be available to either Borrower now or later created, acquired or held; (d) information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (e) field repair data, sales data and other information relating to the sales or service of products now or hereafter manufactured; (f) accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (g) claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above; and (h) proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

“Lender Account” has the meaning set forth in Section 5.7 hereof.

“Loan Documents” means the Note, this Security Agreement, the Collateral Assignment and Pledge Agreement of the Borrower, the Collateral Assignment and Pledge Agreement of

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Coronus Solar, the Guaranty of Coronus Solar,  those certain Leasehold Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing to be executed by Coronus Energy for the benefit of Lender (hereinafter, together with all modifications, amendments, restatements and replacements thereto of such Collateral Assignment, and all other documents, instruments and agreements which evidence, secure or are otherwise executed in connection with the Loan, including all amendments, modifications, renewals, extensions, restatements and replacements thereof.

“Permit” means any action, approval, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license of or from a Governmental Authority relating to the Project, including those related to the construction, development, installation, operation and maintenance thereof.

“Secured Obligations” means all obligations and liabilities of every nature of Borrower now or hereafter existing under or arising out of or in connection with the Note or the other Loan Documents and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to either Borrower, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owned with others, and whether or not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer, or otherwise, and all obligations of every nature of either Borrower now or hereafter existing under this Agreement, together with all other indebtedness, liabilities or obligations of either Borrower to Lender now or hereafter existing.

“Solar Panels” means the Project solar panels and related equipment, including, without limitation, all associated photovoltaic solar panels, controls, assemblies, inverters, converters, metering, lighting fixtures, transformers, ballasts, disconnects, combiners, switchers, wiring devices, data monitoring systems, service equipment, racks and mounting systems, lines, wiring, cabling, conduit, housings, utility interconnections, together with any and all assemblies, inverters, converters, metering, lighting fixtures, and any other related equipment and accessories.

“Vehicle” means any car, truck, trailer, construction or earth-moving equipment or other vehicle covered by a certificate of title of any state, in any, including but not limited to any tires or other appurtenances to any of the foregoing, owned by Borrower during the term of the Loan.

ARTICLE II.GRANT OF SECURITY INTEREST

As security for the payment and satisfaction of the Secured Obligations, Borrower hereby grants to Lender a continuing security interest in and assigns to Lender all of Borrower’s estate, right, title and interest in, to and under all assets of Borrower, whether now owned or hereafter existing or acquired, including all the estate, right, title and interest of Borrower in, to and under the following (collectively, the “Collateral”):

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(a)        All agreements listed in Exhibit B;

(b)        all Accounts, Chattel Paper (including Electronic Chattel Paper), Deposit Accounts, Documents, Equipment (including Project equipment), Financial Assets, Goods, Instruments, Inventory, Investment Property, Letter of Credit Rights, Supporting Obligations, Intellectual Property and Vehicles;

(c)        all Governmental Approvals now or hereafter held in the name, or for the benefit of Borrower (provided, that any Governmental Approval which by its terms or by operation of law would become void, voidable, terminable or revocable if mortgaged, pledged or assigned hereunder or if a security interest therein were granted hereunder is expressly excepted and excluded from the lien, security interest and terms of this Agreement to the extent necessary so as to avoid such voidness, avoidability, terminability or revocability);

(d)        all General Intangibles (including Payment Intangibles), including, to the extent assignable, the Assigned Contracts and all other construction, service, engineering, consulting, architectural, installation, power purchase, interconnection, Solar Panel and other equipment purchase, operation and maintenance and other similar contracts concerning the design, construction, operation, occupancy, maintenance, use of and/or the delivery and sale of power generated by the Project, all architectural drawings, plans, specifications, soil tests, appraisals, route surveys, engineering reports and similar materials relating to all or any portion of the Project and all payment and performance bonds or warranties or guarantees relating to the Project, all rights under and in Intellectual Property, all renewals, extensions and continuations-in-part of the items referred to above, any written agreements granting to Borrower any right to use any trademark or trademark registration at or in connection with Borrower’s business, and the right of Borrower to sue for past, present and future infringements of the foregoing, and the right in the name and on behalf of Borrower to appear in and defend any action or proceeding brought with respect to any part of Borrower’s real or personal property and to commence any action or proceeding to protect the interest of Borrower in such Collateral;

(e)        all amounts held in escrow and reserve accounts;

(f)         the insurance policies maintained by Borrower, including any such policies insuring against loss of revenues by reason of interruption of the operation of the Project and all proceeds and other amounts payable to Borrower thereunder, and all eminent domain proceeds;

(g)        all rents, profits, income, royalties and revenues derived in any other manner by Borrower as a result of its leasing or ownership of the Project or any part thereof and the use or operation of the Project or any part thereof;

(h)        all books, records, writings, design documents, computer programs, printouts and other computer materials and records, data bases, software, information and other property relating to, used or useful in connection with, Borrower’s business or the Project;

(i)         all products, profits, rents and proceeds of such property, whether cash or non-cash, including (i) all rights of Borrower to receive moneys due and to become due under or pursuant to the Collateral, (ii) all rights of Borrower to receive return of any premiums for or

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proceeds of any insurance, indemnity, warranty or guaranty with respect to the Collateral or to receive condemnation proceeds, (iii) all claims of Borrower for damages arising out of or for breach of or default under the Assigned Agreements or any other Collateral, (iv) all rights of Borrower to terminate, amend, supplement, modify or waive performance under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, (v) all rights of Borrower under each such contract or agreement to make determinations, to exercise any election (including the election of remedies) or option or to give or receive any notice, consent, waiver, or approval, together with full power and authority with respect to any contract or agreement to demand, receive, enforce, collect or provide receipt for any of the foregoing rights or any property the subject of any of the contracts or agreements, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which may be necessary or advisable in connection with any of the foregoing, (vi) all rights of Borrower to payment for goods or other property sold or leased or services performed by Borrower, (vii) to the extent not included in the foregoing, all proceeds receivable or received when any and all of the foregoing Collateral is sold, collected, exchanged or otherwise disposed of, whether voluntarily or involuntarily, and (viii) any and all additions and accessions to the Collateral, and all proceeds thereof, including proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including all awards, all insurance proceeds, including any unearned premiums or refunds of premiums on any insurance policies covering all or any part of the Collateral and the right to receive and apply the proceeds of any insurance, or of any judgments or settlements made in lieu thereof for damage to or diminution of the Collateral.

ARTICLE III.COVENANTS OF BORROWER

Borrower shall fully perform each of the covenants set forth below.

3.1        Obligations to Pay

(a)        Borrower shall pay to Lender, in timely fashion and in full, all amounts payable by Borrower to Lender, pursuant to the Note and the other Loan Documents; and

(b)        Borrower shall pay and reimburse Lender for all expenditures including reasonable attorneys’ fees and legal expenses in connection with the exercise by Lender of any of its rights or remedies under the Note or the other Loan Documents.

3.2        Performance

Borrower shall fully perform in a timely fashion every covenant, agreement and obligation set forth in the Note and the other Loan Documents.

3.3        Further Documentation

At its own expense, Borrower shall execute and deliver any financing statement, any renewal, substitution or correction thereof or any other document; shall procure any document; and shall take such further action as Lender may require in obtaining the full benefits of this Agreement.

3.4        Filing Fees

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Borrower shall pay all costs of filing any financing, continuation or termination statement with respect to the security interests granted herein.

3.5        Pledges

Borrower shall deliver and pledge to Lender, endorsed or accompanied by instruments of assignment or transfer reasonably satisfactory to Lender, any Instruments, Investment Property, Documents, General Intangibles or Chattel Paper now owned or hereafter acquired by or arising in favor of the Borrower that Lender may specify from time to time.

3.6        Control

Borrower shall cooperate with Lender in obtaining control with respect to Collateral consisting of Deposit Accounts, Investment Property, Letter of Credit Rights and Electronic Chattel Paper now owned or hereafter acquired by or arising in favor of the Borrower that Lender may specify from time to time.

3.7        Maintenance of Records

Borrower shall keep and maintain, at its own cost and expense satisfactory and complete records of the Collateral including but not limited to a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral.  Borrower shall deliver and turn over to Lender all books and records pertaining to the Collateral at any time after the occurrence and during the continuation of an Event of Default, if so demanded by Lender.

3.8        Disposition of Collateral

Except as allowed in the Note, Borrower shall not sell or transfer any of the Collateral or release, compromise or settle any obligation or receivable due to Borrower.

3.9        Indemnification

Borrower agrees to pay, and to indemnify Lender and hold Lender harmless from, all liabilities, costs and expenses including but not limited to reasonable legal fees and expenses with respect to or resulting from (a) any delay in paying any excise, sales or other taxes that may be payable or determined to be payable with respect to any of the Collateral, (b) any delay by Borrower in complying with any requirement of law applicable to any of the Collateral or (c) any of the transactions contemplated by this Agreement.  In any suit, proceeding or action brought by Lender under any Account to enforce payment of any sum owing thereunder or to enforce any provisions of any Account, Borrower will indemnify Lender and hold Lender harmless from all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment, reduction or liability whatsoever of the Account Debtor thereunder arising out of a breach by Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Account Debtor or its successors from Borrower.

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3.10	Limitations on Amendments, Modifications, Terminations, Waivers and Extensions of Contracts and Agreements Giving Rise to Accounts

Borrower will not (a) amend, modify, terminate, waive or extend any provision of any agreement giving rise to an Account, General Intangible, Instrument or Chattel Paper in any manner that could reasonably be expected to have a material adverse effect on the value of any Collateral or (b) fail to exercise promptly and diligently every material right that it may have under each agreement giving rise to an Account, other than any right of termination.

3.11      Limitations on Discounts, Compromises and Extensions of Accounts

Borrower will not grant any extension of the time of payment of any of the Accounts; compromise, compound or settle the same for less than the full amount thereof; release, wholly or partially, any Person liable for the payment thereof; or allow any credit or discount whatsoever thereon, which in each case could be reasonably expected to have a material adverse effect on the value of the Collateral.

3.12      Further Identification of Collateral

Borrower will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may request, all in reasonable detail.

3.13      Notices

Borrower will advise Lender promptly in reasonable detail at the address set forth in the Note (a) of any lien (other than liens created hereby or permitted under the Note) on or claim asserted against any of the Collateral and (b) of the occurrence of any other event that could reasonably be expected to have a material adverse effect on the Collateral or on the liens created hereunder.

3.14      Changes in Locations, Name, Etc.

Borrower will not (a) change its state of organization, (b) change the location of its chief executive office/chief place of business or remove its books and records from the location specified in this Agreement, (c) permit any of the Inventory, the Solar Panels or other Equipment (excluding Vehicles) to be kept at locations other than at the sites as more specifically described on Schedule 3, or (d) change its name, identity or structure to such an extent that any financing statement filed by Lender in connection with this Agreement would become ineffective or seriously misleading, unless it shall have given Lender at least thirty (30) days’ prior written notice thereof.

3.15      Intellectual Property

(a)        Borrower will notify Lender immediately if it knows, or has reason to know, of (i) any application or registration relating to any Intellectual Property material to its business that may become abandoned or dedicated or (ii) any adverse determination or development (including but not limited to the institution of, or any adverse determination or development in,

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any proceeding in the United States Patent and Trademark Office, United States Copyright Office, or any court or tribunal in any country) regarding Borrower’s ownership of any material Intellectual Property or its right to register, keep or maintain the same.

(b)        Whenever Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any material Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, Borrower shall report such filing to Lender within five Business Days after the last day of the calendar month in which such filing occurs.  Borrower shall execute and deliver to Lender all agreements, instruments, powers of attorney, documents and papers that Lender may request to evidence Lender’s security interest in any Intellectual Property and in the goodwill and general intangibles of Borrower relating to or represented by the Intellectual Property.  Borrower hereby constitutes Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, with all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, is irrevocable until all Secured Obligations are paid in full.

(c)        Borrower will take all reasonable and necessary steps, including but not limited to all reasonable and necessary steps in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration, and to maintain each registration of material Intellectual Property, including but not limited to filing applications for renewal, affidavits of use and affidavits of incontestability.

(d)        If any Intellectual Property that is included in the Collateral is infringed, misappropriated or diluted by a third party, Borrower shall promptly notify Lender after it learns thereof and shall take such action as Borrower reasonably deems appropriate under the circumstances to protect such Intellectual Property.

3.16      Insurance

Borrower agrees to insure the Collateral against all hazards in form and amount as required by the terms of the of the Note.  If Borrower fails to obtain such insurance, Lender shall have the right, but not the obligation, to obtain either insurance covering both Borrower’s and Lender’s interest in the Collateral or insurance covering only Lender’s interest in the Collateral.  Borrower agrees to pay any premium charged for such insurance.  This amount may be added to the outstanding balance of the Loan, and interest thereon shall be charged at the rate specified in any applicable loan document, or Lender may demand immediate payment.  Any unpaid insurance premium advanced by Lender shall be secured under the terms of this Agreement.  Lender will have no liability whatsoever for any loss which may occur by reason of the omission or lack of coverage of any such insurance.  Borrower hereby assigns to Lender the right to receive proceeds of such insurance to the full amount of the Secured Obligations and hereby direct any insurer to pay all proceeds directly to Lender, and authorizes Lender to endorse any draft.  In Lender’s sole discretion, Lender may apply any insurance proceeds either toward repair of the property or reduction of the balance of the Secured Obligations.

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3.17      Filing of Financing Statement

Borrower authorizes Lender to file (including electronic or facsimile filing) financing statements describing the Collateral, including descriptions broader than as set forth in this Agreement.  Borrower agrees that where allowed by law, a carbon, photographic or other reproduction of a financing statement or this Agreement is sufficient as a financing statement.

3.18      Assigned Agreements

(a)        Anything herein to the contrary notwithstanding, Borrower agrees that it shall remain liable to perform all of its duties and obligations under each of the Assigned Agreements and in respect of the Collateral to the same extent as if this Agreement had not been executed.  The exercise by Lender of any of the rights and remedies hereunder shall not release Borrower from any of its duties or obligations under any of the Assigned Agreements or in respect of the Collateral.  Lender shall not have any obligation or liability under any of the Assigned Agreements or otherwise in respect of the Collateral by reason of this Agreement or be obligated to perform any of the obligations or duties of Borrower under any of the Assigned Agreements or otherwise in respect of the Collateral or to take any action to collect or enforce any claim for payment or any other right assigned hereunder.

(b)        If Borrower defaults under any agreement contained herein or in any of the Assigned Agreements, Lender may (but shall not be obligated to) cure such default under such agreement, and the fees, costs and expenses (including attorneys’ fees and expenses) of Lender incurred in connection therewith shall be payable by or on behalf of Borrower and shall be Secured Obligations to Lender secured under this Agreement.

ARTICLE IV.REPRESENTATIONS AND WARRANTIES

Borrower hereby makes the following representations and warranties:

4.1        Title to Collateral

But for the unpaid balance of certain installment notes in relation to the Yucca Valley East, Joshua Tree East and Adelanto West parcels, Borrower has good and marketable title to all of the Collateral, free and clear of all liens excepting only the security interests created pursuant to this Agreement or permitted pursuant to the Note.

4.2        Assigned Agreements

All copies of the Assigned Agreements delivered by Borrower to Lender are true, correct and complete copies thereof, and such Assigned Agreements have not been amended, modified or otherwise changed in any respect, except for such amendments, modifications and changes which are attached to the Assigned Agreements so delivered.  Borrower has obtained all consents and approvals necessary for the assignment of the Assigned Agreements.

4.3        No Impairment of Collateral

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None of the Collateral shall be impaired or jeopardized because of the security interest herein granted.

4.4        Other Agreements

The execution and delivery of this Agreement, the consummation of the transactions provided for herein, and the fulfillment of the terms hereof will not result in the breach of any of the terms, conditions, or provisions of, or constitute a default under, or conflict with or cause any acceleration of any obligation under any (a) agreement or other instrument to which Borrower is a party or by which Borrower is bound or (b) Applicable Law.

4.5        No Approvals

No Governmental Approvals of any nature are required in connection with the security interests herein granted.

4.6        Authority

Borrower has full power and authority to assign to Lender and to grant to Lender a security interest in the Collateral.

4.7        Location of Records

The address of the office where the books and records of Borrower are kept concerning the Collateral is set forth on Schedule 2.

4.8        Location of Collateral

The locations of all Inventory and Equipment of Borrower are described on Schedule 2.

4.9        Name

Borrower conducts its business only under the name set forth on Schedule 2.

4.10      Accounts

The amount represented by Borrower to Lender from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts will at such time be the correct amount actually owing by such Account Debtor or Debtors thereunder.  No material amount payable to Borrower under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to Lender.

4.11      State of Organization

Borrower’s state of organization is set forth on Schedule 2.

4.12      Chief Executive Office

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Borrower’s chief executive office and chief place of business is located at the address set forth on Schedule 2.

4.13      Intellectual Property

Borrower is the exclusive owner of all Intellectual Property owned by Borrower in its own name as of the date hereof.  To the best of Borrower’s knowledge, all of its Intellectual Property is valid, subsisting, unexpired and enforceable and has not been abandoned.  Borrower has made all necessary filings and recordations to protect its interest in the Intellectual Property.  No holding, decision or judgment that would limit, cancel or question the validity of any such Intellectual Property has been rendered by any Governmental Authority.  No claim has been made that the use of such Intellectual Property violates the asserted rights of any third party and no action or proceeding is pending that (a) seeks to limit, cancel or question the validity of any such Intellectual Property or (b) would, if adversely determined, have a material adverse effect on the value of any Intellectual Property.

4.14      Vehicles

Borrower shall deliver to Lender the original certificate of title for each Vehicle promptly after Borrower’s acquisition of such Vehicle, as applicable.  Each certificate of title shall thereafter indicate Lender’s first priority lien on the Vehicle covered by such certificate.  Borrower shall execute and deliver to Lender any and all agreements, instruments, documents, powers of attorney and papers that Lender may request to evidence and perfect Lender’s security interest in any Vehicle.  Borrower hereby constitutes Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, with all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, is irrevocable until all Secured Obligations are paid in full.

4.15      Governmental Obligors

No Account Debtor is a Government Authority.

ARTICLE V.LENDER’S RIGHTS WITH RESPECT TO THE COLLATERAL

5.1        No Duty on Lender’s Part

Lender shall not be required (except at its option upon the occurrence and during the continuation of any Event of Default) to realize upon any Accounts, Financial Assets, Instruments, Investment Property, Chattel Paper or General Intangibles; collect the principal, interest or payment due thereon, exercise any rights or options of Borrower pertaining thereto; make presentment, demand or protest; give notice of protest, nonacceptance or nonpayment; or do any other thing for the protection, enforcement or collection of such Collateral.  The powers conferred on Lender hereunder are solely to protect Lender’s interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers.  Lender shall be accountable only for amounts that Lender actually receives as a result of the exercise of such powers; and neither Lender nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act hereunder.

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5.2        Negotiations with Account Debtors

Upon the occurrence and during the continuation of any Event of Default, Lender may, in its sole discretion, extend or consent to the extension of the time of payment or maturity of any Instruments, Accounts, Chattel Paper or General Intangibles.

5.3        Right to Assign

Except as otherwise provided in the Note, Lender may assign or transfer the whole or any part of the Secured Obligations and may transfer therewith as collateral security the whole or any part of the Collateral; and all obligations, rights, powers and privileges herein provided shall inure to the benefit of the assignee and shall bind the successors and assigns of the parties hereto.

5.4        Duties Regarding Collateral

Beyond the safe custody thereof, Lender shall not have any duty as to any Collateral in its possession or control, or as to any preservation of any rights of or against other parties.

5.5        Collection From Account Debtors

Upon the occurrence and during the continuation of any Event of Default, Borrower shall, upon demand by Lender (and without any grace or cure period), notify all Account Debtors to make payment to Lender of any amounts due or to become due.  Borrower authorizes Lender to contact the Account Debtors for the purpose of having all or any of them pay their obligations directly to Lender.  Upon demand by Lender, Borrower shall enforce collection of any indebtedness owed to it by Account Debtors.

5.6        Inspection

Lender and its designees, from time to time at reasonable times and intervals, may inspect the Equipment and Inventory and inspect, audit and make copies of and extracts from all records and all other papers in the possession of Borrower.

5.7        Assignee Deposit Account

Upon an Event of Default and following demand by Lender, Borrower will transmit and deliver to Lender, in the form received, immediately after receipt, all cash, checks, drafts, Chattel Paper, Instruments or other writings for the payment of money including Investment Property (properly endorsed, where required, so that the items may be collected by Lender), if any, that may be received by Borrower at any time.  All items or amounts that are delivered by Borrower to Lender, or collected by Lender from the Account Debtors, shall be deposited at Lender’s sole discretion, (i) into an account of Lender and controlled by Lender (“Lender Account”); or (ii) to the credit of a Deposit Account (“Assignee Deposit Account”) of the Borrower controlled by Lender, either as security for the payment of the Secured Obligations.  Borrower shall have no right to withdraw any funds deposited in an Assignee Deposit Account or a Lender Account.  Lender may, from time to time in its discretion, and shall, upon the request of Borrower made not more than twice in any week, apply all or any of the balance, representing collected funds, in any Lender Account or Assignee Deposit Account, to payment of the Secured Obligations,

Execution Form	13	CFFC / Coronus Energy Security Agreement

whether or not then due, in such order of application, not inconsistent with the terms of the Note and this Agreement, as Lender may determine; and Lender may, from time to time in its discretion, release all or any of such balance to Borrower.

ARTICLE VI.LENDER’S RIGHTS AND REMEDIES

6.1        General

Upon the occurrence of any Event of Default, Lender may exercise its rights and remedies in the Note and in any other Loan Documents and any other rights and remedies at law and in equity, simultaneously or consecutively, all of which rights and remedies shall be cumulative.  The choice of one or more rights or remedies shall not be construed as a waiver or election barring other rights and remedies.  Borrower hereby acknowledges and agrees that Lender is not required to exercise all rights and remedies available to it equally with respect to all the Collateral and that Lender may select less than all the Collateral with respect to which the rights and remedies as determined by Lender may be exercised.

6.2        Notice of Sale; Duty to Assemble Collateral

In addition to or in conjunction with the rights and remedies referred to in Section 6.1 hereof, written notice mailed to Borrower at the address designated in the Note ten days or more prior to the date of public or private sale of any of the Collateral shall constitute reasonable notice.

6.3        Disposition of Collateral

In addition to all rights and remedies provided in this Agreement or by law, if an Event of Default occurs, Lender may dispose of any of the Collateral at public auction or private sale in its then present condition or following such preparation and processing as Lender deems commercially reasonable.  Lender has no duty to prepare or process the Collateral prior to sale.  Lender may disclaim warranties of title, possession, quiet enjoyment and the like.  Such actions by Lender shall not affect the commercial reasonableness of the sale.  Further, Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

ARTICLE VII.GENERAL PROVISIONS

7.1        Entire Agreement

This Agreement, together with the Note and the other Loan Documents, sets forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied oral or written, with respect thereto, except as contained or referred to herein.  This Agreement may not be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such amendment, waiver, discharge or termination is sought.

Execution Form	14	CFFC / Coronus Energy Security Agreement

7.2        Invalidity

If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereunder, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

7.3        Nonwaiver and Nonexclusive Rights and Remedies

(a)        No right or remedy herein conferred upon or reserved to Lender is intended to be to the exclusion of any other right or remedy, but each and every such right or remedy shall be cumulative and shall be in addition to every other right or remedy given hereunder and now or hereafter existing at law or in equity.

(b)        No delay or omission by Lender in exercising any right or remedy accruing upon an Event of Default shall impair any such right or remedy, or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, nor shall it affect any subsequent Event of Default of the same or of a different nature.

7.4        Termination of Security Interest

When all the Secured Obligations (other than inchoate indemnity obligations) have been paid in full and Lender’s commitment to make any advances has terminated, the security interest provided herein shall terminate and Lender shall return to Borrower all Collateral then held by Lender, if any, and upon written request of Borrower, shall provide to Borrower, in form for filing, termination statements of the security interests herein granted.  Thereafter, no party hereto shall have any further rights or obligations hereunder.

7.5        Successors and Assigns; Joint and Several Obligations

All rights of Lender hereunder shall inure to the benefit of its successors and assigns. The obligations and liabilities of Borrower under this Agreement shall be binding upon and enforceable against Borrower and its successors and assigns.

7.6        Lender’s Appointment as Attorney-in-Fact

(a)        Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Lender’s discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement; and without limiting the generality of the foregoing, Borrower hereby gives Lender the power and right, on behalf of Borrower, without consent by or notice to Borrower, to do the following:

(i)         upon the occurrence and during the continuation of any Event of Default, to transfer to Lender or to any other person all or any of said Collateral, to

Execution Form	15	CFFC / Coronus Energy Security Agreement

endorse any Instruments pledged to Lender and to fill in blanks in any transfers of Collateral, powers of attorney or other documents delivered to Lender;

(ii)        to pay or discharge taxes and liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

(iii)       upon the occurrence and during the continuation of any Event of Default (A) to take possession of, endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Assigned Agreement, Instrument or General Intangible or with respect to any other Collateral and (B) to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting all such moneys due under any Account, Assigned Agreement, Financial Assets, Instrument, Investment Property, or General Intangible or with respect to any other Collateral whenever payable; and

(iv)       upon the occurrence and during the continuation of any Event of Default (A) to direct any party liable for any payment under any of the Collateral to make payment of all moneys due or to become due thereunder directly to Lender or as Lender shall direct; (B) to ask for, demand, collect and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharge or releases as Lender may deem appropriate; (G) to assign any Intellectual Property (along with the goodwill of the business to which any such Intellectual Property pertains) throughout the world for such terms or terms, on such conditions, and in such manner as Lender shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes; and to do, at Lender’s option and Borrower’s expense, at any time or from time to time, all acts and things that Lender deems necessary to protect, preserve or realize upon the Collateral and Lender’s liens thereon and to effect the intent of this Agreement, all as fully and effectively as Borrower might do.

(b)        Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  This power of attorney is a power coupled with an interest and shall be irrevocable.

Execution Form	16	CFFC / Coronus Energy Security Agreement

(c)        Borrower also authorizes Lender, at any time and from time to time, to execute, in connection with the sale provided for in Article VI hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

(d)        The powers conferred on Lender hereunder are solely to protect Lender’s interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers.  Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act hereunder.

7.7        Performance by Lender of Borrower’s Obligations

If Borrower fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expense of Lender incurred in connection with such performance or compliance, together with interest thereon at the rate provided for in the Note upon the occurrence of an Event of Default, shall be payable by Borrower to Lender on demand and shall constitute Secured Obligations.

7.8        Governing Law

This Agreement and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and shall be governed by the laws of the state of California, without regard to the choice of law rules thereof.

7.9        Notices

All notices provided under this Agreement will be in writing and will be transmitted in the manner and to the addresses required by the Note, or to such other addresses as the Lender and the Borrower may specify from time to time in writing.

7.10      Counterparts

This Agreement may be executed in one or more counterparts, each of which shall constitute an original Agreement, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

Execution Form	17	CFFC / Coronus Energy Security Agreement

IN WITNESS WHEREOF, Borrower has caused these presents to be duly executed by its duly authorized signatories as of the day and year first above written.

BORROWER:

CORONUS ENERGY CORP., a Delaware
corporation

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS 29-PALMS NORTH 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS 29-PALMS NORTH 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

18	CFFC / Coronus Energy Security Agreement

CORONUS 29-PALMS NORTH 3 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS YUCCA VALLEY EAST 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS YUCCA VALLEY EAST 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS YUCCA VALLEY EAST 3LLC, a
Delaware limited liability company

By:	Jeff Thachuk

19	CFFC / Coronus Energy Security Agreement

Name:	Jeff Thachuk

Title:	President

CORONUS JOSHUA TREE EAST 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS JOSHUA TREE EAST 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS JOSHUA TREE EAST 3 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS JOSHUA TREE EAST 4 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

20	CFFC / Coronus Energy Security Agreement

Name:	Jeff Thachuk

Title:	President

CORONUS JOSHUA TREE EAST 5 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS APPLE VALLEY EAST 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS APPLE VALLEY EAST 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS ADELANTO WEST 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

21	CFFC / Coronus Energy Security Agreement

Name:	Jeff Thachuk

Title:	President

CORONUS ADELANTO WEST 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

22	CFFC / Coronus Energy Security Agreement

EXHIBIT A - Schedule of Owner and Project LLC's

Owner:               Coronus Energy Corporation
                      1100 - 1200 West 73rd Ave.
                      Vancouver, BC
                      Canada  V6P 6G5

Project LLCs:

1.	Coronus 29-Palms North 1 LLC, a Delaware limited liability company

2.	Coronus 29-Palms North 2 LLC, a Delaware limited liability company

3.	Coronus 29-Palms North 3 LLC, a Delaware limited liability company

4.	Coronus Yucca Valley East 1 LLC, a Delaware limited liability company

5.	Coronus Yucca Valley East 2 LLC, a Delaware limited liability company

6.	Coronus Yucca Valley East 3 LLC, a Delaware limited liability company

7.	Coronus Joshua Tree East 1 LLC, a Delaware limited liability company

8.	Coronus Joshua Tree East 2 LLC, a Delaware limited liability company

9.	Coronus Joshua Tree East 3 LLC, a Delaware limited liability company

10.	Coronus Joshua Tree East 4 LLC, a Delaware limited liability company

11.	Coronus Joshua Tree East 5 LLC, a Delaware limited liability company

12.	Coronus Apple Valley East 1 LLC, a Delaware limited liability company

13.	Coronus Apple Valley East 2 LLC, a Delaware limited liability company

14.	Coronus Adelanto West 1 LLC, a Delaware limited liability company

15.	Coronus Adelanto West 2 LLC, a Delaware limited liability company

CFFC / Coronus Energy Security Agreement

EXHIBIT B – Project LLC Plant Names, Location, and Owner

Plant Name:	Coronus 29-Palms North 1
Street Address:	4502 Mesquite Springs Road
City, State, Zip	Twentynine Palms, CA 92277
County:	San Bernardino
Latitude:	34.1707
Longitude:	-116.073
Owner Legal Name:	Coronus 29-Palms North 1 LLC
EIN	80-0828038
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus 29-Palms North 2
Street Address:	4502 Mesquite Springs Road
City, State, Zip	Twentynine Palms, CA 92277
County:	San Bernardino
Latitude:	34.1703
Longitude:	-116.0756
Owner Legal Name:	Coronus 29-Palms North 2 LLC
EIN	80-0836057
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus 29-Palms North 3
Street Address:	4502 Mesquite Springs Road
City, State, Zip	Twentynine Palms, CA 92277
County:	San Bernardino
Latitude:	34.170573
Longitude:	-116.078145
Owner Legal Name:	Coronus 29-Palms North 3 LLC
EIN	36-4739496
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

CFFC / Coronus Energy
Security Agreement

Plant Name:	Coronus Yucca Valley East 1
Street Address:	60097 Alta Loma Tr.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.11969
Longitude:	-116.355914
Owner Legal Name:	Coronus Yucca Valley East 1 LLC
EIN	80-0835715
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Yucca Valley East 2
Street Address:	60097 Alta Loma Tr.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.11848
Longitude:	-116.355656
Owner Legal Name:	Coronus Yucca Valley East 2 LLC
EIN	90-0874868
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Yucca Valley East 3
Street Address:	60097 Alta Loma Tr.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.1178
Longitude:	-116.355658
Owner Legal Name:	Coronus Yucca Valley East 3 LLC
EIN	99-0383426
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

CFFC / Coronus Energy
Security Agreement

Plant Name:	Coronus Joshua Tree East 1
Street Address:	6350 Mount Shasta Ave.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.137889
Longitude:	-116.226089
Owner Legal Name:	Coronus Joshua Tree East 1 LLC
EIN	80-0842132
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Joshua Tree East 2
Street Address:	6350 Mount Shasta Ave.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.139815
Longitude:	-116.226152
Owner Legal Name:	Coronus Joshua Tree East 2 LLC
EIN	99-0379528
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Joshua Tree East 3
Street Address:	6350 Mount Shasta Ave.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.13737
Longitude:	-116.227244
Owner Legal Name:	Coronus Joshua Tree East 3 LLC
EIN	99-0379566
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

CFFC / Coronus Energy
Security Agreement

Plant Name:	Coronus Joshua Tree East 4
Street Address:	6350 Mount Shasta Ave.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.139815
Longitude:	-116.226152
Owner Legal Name:	Coronus Joshua Tree East 4 LLC
EIN	99-0381552
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Joshua Tree East 5
Street Address:	6350 Mount Shasta Ave.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.13737
Longitude:	-116.227244
Owner Legal Name:	Coronus Joshua Tree East 5 LLC
EIN	98-1074488
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

CFFC / Coronus Energy
Security Agreement

Plant Name:	Coronus Apple Valley East 1
Street Address:	10501 Central Road
City, State, Zip	Apple Valley, CA 92308
County:	San Bernardino
Latitude:	34.4417
Longitude:	-117.171
Owner Legal Name:	Coronus Apple Valley East 1 LLC
EIN	41-2282036
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Apple Valley East 2
Street Address:	10501 Central Road
City, State, Zip	Apple Valley, CA 92308
County:	San Bernardino
Latitude:	34.4404
Longitude:	-117.171
Owner Legal Name:	Coronus Apple Valley East 2 LLC
EIN	98-1074961
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

CFFC / Coronus Energy
Security Agreement

Plant Name:	Coronus Adelanto West 1
Street Address:	8970 Cassia Road
City, State, Zip	Adelanto, CA 92301
County:	San Bernardino
Latitude:	34.5493
Longitude:	-117.465
Owner Legal Name:	Coronus Adelanto West 1 LLC
EIN	99-0381592
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Adelanto West 2
Street Address:	8970 Cassia Road
City, State, Zip	Adelanto, CA 92301
County:	San Bernardino
Latitude:	34.5478
Longitude:	-117.465
Owner Legal Name:	Coronus Adelanto West 2 LLC
EIN	39-2079889
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

CFFC / Coronus Energy
Security Agreement

EXHIBIT C – ASSIGNED AGREEMENTS

1)	Those certain Power Purchase Agreements by and between Southern California Edison Company, a California corporation, as electricity customer, and

a)	Coronus 29-Palms North 1 LLC, a Delaware Limited Liability Company, as Producer, dated August 30, 2012.

b)	Coronus 29-Palms North 2 LLC, a Delaware Limited Liability Company, as Producer, dated August 30, 2012.

c)	Coronus 29-Palms North 3 LLC, a Delaware Limited Liability Company, as Producer, dated August 30, 2012.

d)	Coronus Yucca Valley East 1 LLC, a Delaware Limited Liability Company, as Producer, dated August 30, 2012.

e)	Coronus Yucca Valley East 2 LLC, a Delaware Limited Liability Company, as Producer, dated August 30, 2012.

f)	Coronus Joshua Tree East 1 LLC, a Delaware Limited Liability Company, as Producer, dated December 7, 2012.

g)	Coronus Joshua Tree East 2 LLC, a Delaware Limited Liability Company, as Producer, dated December 7, 2012.

h)	Coronus Joshua Tree East 3 LLC, a Delaware Limited Liability Company, as Producer, dated December 7, 2012.

i)	Coronus Joshua Tree East 4 LLC, a Delaware Limited Liability Company, as Producer, dated December 7, 2012.

j)	Coronus Joshua Tree East 5 LLC, a Delaware Limited Liability Company, as Producer, dated December 7, 2012.

k)	Coronus Apple Valley East 1 LLC, a Delaware Limited Liability Company, as Producer, dated December 7, 2012.

l)	Coronus Apple Valley East 2 LLC, a Delaware Limited Liability Company, as Producer, dated December 7, 2012.

2)	Those certain Combined System Impact Study And Facilities Study Agreements, by and between Southern California Edison Company, a California corporation, and

a)	Coronus 29-Palms North 1 LLC, a Delaware Limited Liability Company, as Applicant, dated June 16, 2011 by Applicant.

CFFC / Coronus Energy
Security Agreement

b)	Coronus 29-Palms North 2 LLC, a Delaware Limited Liability Company, as Applicant, dated June 16, 2011 by Applicant.

c)	Coronus 29-Palms North 3 LLC, a Delaware Limited Liability Company, as Applicant, dated December 13, 2011.

3)	Those certain System Impact Study Agreements, by and between Southern California Edison Company, a California corporation, and

a)	Coronus Yucca Valley East 1 LLC, a Delaware Limited Liability Company, as Applicant, dated December 21, 2011.

b)	Coronus Yucca Valley East 2 LLC, a Delaware Limited Liability Company, as Applicant, dated December 21, 2011.

c)	Coronus Yucca Valley East 3 LLC, a Delaware Limited Liability Company, as Applicant, dated December 21, 2011.

d)	Coronus Joshua Tree East 1 LLC, a Delaware Limited Liability Company, as Applicant, dated December 22, 2011.

e)	Coronus Joshua Tree East 2 LLC, a Delaware Limited Liability Company, as Applicant, dated December 22, 2011.

f)	Coronus Joshua Tree East 3 LLC, a Delaware Limited Liability Company, as Applicant, dated December 22, 2011.

g)	Coronus Joshua Tree East 4 LLC, a Delaware Limited Liability Company, as Applicant, dated December 22, 2011.

h)	Coronus Joshua Tree East 5 LLC, a Delaware Limited Liability Company, as Applicant, dated December 22, 2011.

i)	Coronus Apple Valley East 1 LLC, a Delaware Limited Liability Company, as Applicant, dated December 21, 2011.

j)	Coronus Apple Valley East 2 LLC, a Delaware Limited Liability Company, as Applicant, dated December 21, 2011.

k)	Coronus Adelanto West 1 LLC, a Delaware Limited Liability Company, as Applicant, dated December 21, 2011.

l)	Coronus Adelanto West 2 LLC, a Delaware Limited Liability Company, as Applicant, dated December 21, 2011.

4)	Those certain Combined System Impact and Facility Study Reports from Southern California Edison Company, a California corporation, for Coronus Energy Corporation in

CFFC / Coronus Energy
Security Agreement

response to an application for interconnection service under California Renewable Energy Small Tariff (CREST) for the proposed solar project owned by

a)	Coronus 29-Palms North 1 LLC, a Delaware Limited Liability Company, dated June 7, 2012.

b)	Coronus 29-Palms North 2 LLC, a Delaware Limited Liability Company, dated June 27, 2012.

c)	Coronus 29-Palms North 3 LLC, a Delaware Limited Liability Company, dated August 14, 2012.

5)
Those certain System Impact Studies from  Southern California Edison Company, a California corporation, for Coronus Energy Corporation in response to an application for interconnection service under California Renewable Energy Small Tariff (CREST) for the proposed solar project owned by

a)	Coronus Yucca Valley East 1 LLC, a Delaware Limited Liability Company, dated July 13, 2012.

b)	Coronus Yucca Valley East 2 LLC, a Delaware Limited Liability Company, dated August 13, 2012.

c)	Coronus Yucca Valley East 3 LLC, a Delaware Limited Liability Company, dated December 14, 2012.

d)	Coronus Joshua Tree East 1 LLC, a Delaware Limited Liability Company, dated October 5, 2012.

e)	Coronus Joshua Tree East 2 LLC, a Delaware Limited Liability Company, dated October 5, 2012.

f)	Coronus Joshua Tree East 3 LLC, a Delaware Limited Liability Company, dated October 5, 2012.

g)	Coronus Joshua Tree East 4 LLC, a Delaware Limited Liability Company, dated October 5, 2012.

h)	Coronus Joshua Tree East 5 LLC, a Delaware Limited Liability Company, dated October 5, 2012.

i)	Coronus Apple Valley East 1 LLC, a Delaware Limited Liability Company, dated October 24, 2012.

j)	Coronus Apple Valley East 2 LLC, a Delaware Limited Liability Company, dated October 24, 2012.

CFFC / Coronus Energy
Security Agreement

k)	Coronus Adelanto West 1 LLC, a Delaware Limited Liability Company, dated December 14, 2012.

l)	Coronus Adelanto West 2 LLC, a Delaware Limited Liability Company, dated December 14, 2012.

CFFC / Coronus Energy
Security Agreement